July 31, 2016

SUMMARY PROSPECTUS

SAAT Market Growth Strategy Allocation Fund (SGOAX)

Class A

Before you invest, you may want to review the Fund's prospectus, which contains information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the Fund's Statement of Additional Information, online at seic.com/fundprospectuses. You can also get this information at no cost by dialing 1-800-DIAL-SEI. The Fund's prospectus and Statement of Additional Information, dated July 31, 2016, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Goal

Provide the opportunity for capital appreciation with some opportunity to generate income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.10%
Distribution (12b-1) Fees	None
Other Expenses	0.51%
Acquired Fund Fees and Expenses (AFFE)	0.77%
Total Annual Fund Operating Expenses	1.38%†

† Because the Market Growth Strategy Allocation Fund (Fund) incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in underlying funds.

seic.com

SEI / SUMMARY PROSPECTUS

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Market Growth Strategy Allocation Fund — Class A Shares	$140	$437	$755	$1,657

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies

GoalLink Strategy Component

The Fund is designed to be one component of a broader strategy (GoalLink Strategy) employed by SEI Investments Management Corporation (SIMC or the Adviser), in which shareholders allocate their overall investment portfolio among investments in the Fund as well as one or more SEI funds that invest primarily in municipal bonds (Muni Bond Funds). The allocation between the Fund and the Muni Bond Funds is based on models developed by SIMC and selected by the shareholder (in consultation with his or her investment adviser). Accordingly, the Fund is not recommended for persons who do not participate in the GoalLink Strategy.

Investment Strategy

Under normal circumstances, the Fund will seek to provide the opportunity for capital appreciation with some opportunity to generate income. The Fund invests in other SEI funds, each of which has its own investment goal (the Underlying SEI Funds), that form the non-Underlying Muni Bond Fund component of the GoalLink Strategy. The Underlying SEI Funds invest, in turn, in securities and other instruments of various asset classes. Each of the Underlying SEI Funds is managed by one or more sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) under the supervision of SIMC, or, in certain circumstances, is managed directly by SIMC.

The Fund's assets may be diversified across Underlying SEI equity funds, bond and money market funds, and real estate funds. The equity funds may consist of a wide range of investment styles that provide investment exposure to U.S. and/or foreign equity securities of companies of various capitalization ranges. The bond funds may consist of a wide range of investment styles that provide exposure to U.S. and/or foreign fixed income securities of varying credit quality (including junk bonds), maturity and duration. The real estate funds provide exposure to the equity securities of real estate companies.

The Fund's assets are allocated among a variety of Underlying SEI Funds within the following percentage ranges:

Underlying SEI Fund Type	Investment Range (Percentage of the Fund's Assets)
U.S. Equity Funds	30-100%
International Equity Funds	0-70%
Non-Investment Grade Bond Funds	0-70%
Investment Grade Bond & Money Market Funds	0-50%
Real Estate Funds	0-40%

Principal Risks

The success of the Fund's investment strategy depends on SIMC's allocation of assets among the Underlying SEI Funds. In managing the Fund, SIMC may be incorrect in assessing market trends or the value or growth capability of particular asset classes. In addition, the methodology by which SIMC allocates the Fund's assets among the Underlying SEI Funds may not achieve desired results and may cause the Fund to lose money or underperform other comparable mutual funds.

SEI / SUMMARY PROSPECTUS

The Underlying SEI Funds may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The principal risks of the Fund's investments in the Underlying SEI Funds are set forth below.

Asset Allocation Risk — The risk that SIMC's decisions regarding asset classes and Underlying SEI Funds will not anticipate market trends successfully.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risk of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return.

Derivatives Risk — The use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterpart to the instrument. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that a small percentage of assets invested in a derivative can have a disproportionately larger impact on the Fund or an Underlying SEI Fund. Correlation risk is the risk that changes in the value of a derivative instrument may not correlate perfectly with changes in the value of the derivative instrument's underlying asset, rate or index. Liquidity risk is the risk that the derivative may be difficult or impossible to sell at the time and the price that the Fund or an Underlying SEI Fund would like, which may cause the Fund or the Underlying SEI Fund to have to lower the selling price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Fund's or the Underlying SEI Fund's management or performance. The use of swaps and OTC forward contracts and options is also subject to credit risk and valuation risk. Credit risk is the risk that the issuer of a security or counterparty to a derivatives contract will default or otherwise become unable to honor its financial obligation to the Fund or the Underlying SEI Fund under the contract. Valuation risk is the risk that the derivative may be difficult to value. Each of the above risks could cause the Fund or an Underlying SEI Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's or an Underlying SEI Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's or an Underlying SEI Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability or may otherwise adversely affect their value or performance.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Fixed Income Market Risk — The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, an Underlying SEI Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Underlying SEI Fund's and, in turn, the Fund's value may fluctuate and/or the Underlying SEI Fund and the Fund may experience increased redemptions from shareholders, which may impact the Underlying SEI Fund's and the Fund's liquidity or force the Underlying SEI Fund and the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Company Risk — When the Fund or an Underlying SEI Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the

SEI / SUMMARY PROSPECTUS

underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund or an Underlying SEI Fund had invested directly in the underlying investments.

Real Estate Industry Risk — Securities of companies principally engaged in the real estate industry may be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.

Short Sales Risk — A short sale involves the sale of a security that a fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales entered into by an Underlying SEI Fund expose the Fund to the risk that the Underlying SEI Fund will be required to buy a security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Underlying SEI Fund and, therefore, the Fund, that is potentially unlimited. Reinvesting proceeds received from short selling may create leverage, which can amplify the effects of market volatility on the share price of an Underlying SEI Fund and, therefore, the Fund. Investment in short sales may also cause an Underlying SEI Fund to incur expenses related to borrowing securities. In addition, shorting a future contract may require posting margin that may amount to less than the notional exposure of the contract. Such a practice may exacerbate the loss in a case of adverse price action.

Small and Medium Capitalization Risk — Small and medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small and medium capitalization stocks may be more volatile than those of larger companies. Small and medium capitalization stocks may be traded OTC or listed on an exchange.

Strategy Risk — The Fund is intended to be used only as a part of the GoalLink Strategy and is not designed as a stand-alone investment. The overall investment risk to a shareholder is significantly different when not combined with recommended investments in SEI funds that invest primarily in municipal bonds as part of a GoalLink Strategy.

Taxation Risk — The Fund is managed to minimize tax consequences to investors, but will likely earn taxable income and gains from time to time.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 19.02% (06/30/09)

Worst Quarter: -23.30% (12/31/08)

The Fund's Class A total return (pre-tax) from January 1, 2016 to June 30, 2016 was -0.28%.

Average Annual Total Returns (for the periods ended December 31, 2015)

This table compares the Fund's average annual total returns for Class A Shares to those of a broad-based index and two additional indexes: the Barclays U.S. Aggregate Bond Index and the Morgan Stanley Capital International (MSCI) Europe, Australasia and the Far East (EAFE) Index. The foregoing indexes, when considered together, may provide investors with a useful comparison of the Fund's overall performance.

SEI / SUMMARY PROSPECTUS

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, the Fund's returns after taxes on distributions and sale of Fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

Market Growth Strategy Allocation Fund — Class A	1 Year	5 Years	10 Years	Since Inception* (11/14/2003)
Return Before Taxes	-1.97%	8.45%	5.24%	6.25%
Return After Taxes on Distributions	-2.44%	8.00%	4.64%	5.63%
Return After Taxes on Distributions and Sale of Fund Shares	-1.11%	6.52%	3.99%	4.53%
S&P 500 Index Return (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	7.31%	7.80%
Barclays U.S. Aggregate Bond Index Return (reflects no deduction for fees, expenses or taxes)	0.55%	3.25%	4.51%	4.38%
MSCI EAFE Index Return (reflects no deduction for fees, expenses or taxes)	-0.81%	3.60%	3.03%	5.83%

* Index returns are shown from November 30, 2003.

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with Fund	Title with Adviser
Bryan Hoffman	Since 2016	Portfolio Manager
James Smigiel	Since 2012	Managing Director and Head of Portfolio Strategies Group
Ryan Schneck	Since 2012	Portfolio Manager

Purchase and Sale of Fund Shares

The minimum initial investment for Class A Shares is $100,000, with minimum subsequent investments of $1,000. You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). You may sell your Fund shares by contacting your authorized financial institution or intermediary directly. Authorized financial institutions and intermediaries may redeem Fund shares on behalf of their clients by contacting the Funds' transfer agent (the Transfer Agent) or the Funds' authorized agent, using certain SEI Investments Company (SEI) or third party systems or by calling 1-800-DIAL-SEI, as applicable.

Tax Information

The distributions made by the Funds are taxable and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your own tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), a Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.